SUNTERRA CORPORATION

REPORTS $7.4 MILLION GROWTH

IN EARNINGS

LAS VEGAS, May 6, 2004/PR Newswire-FirstCall — Sunterra Corporation (NASDAQ NM: SNRR):

Sunterra Corporation (“Sunterra” or the “Company”) reported net income of $697,000, or $0.03 per basic and diluted share, for the quarter ended March 31, 2004, compared to a net loss of ($6,680,000) in the prior year period, an improvement of $7,377,000. The Company also reported adjusted EBITDA of $7,723,000, up from $5,041,000 in last year’s first quarter. This represents Sunterra’s seventh straight quarter of year-over year growth in adjusted EBITDA.

Nicholas J. Benson, Sunterra’s President and Chief Executive Officer, said: “We are pleased to report this continuing improvement in our results, consistent with our forecast for the year. This reflects successful execution of our strategic plan and underlines the continuing growth of our business. We will continue to leverage our operating structure as well as our global, points-based club and our many satisfied owner families, to deliver increasing value for our stakeholders.”

INVESTOR CONFERENCE CALL

Sunterra’s management will host a conference call on Friday, May 7, 2004, at 11:00 a.m. (EST). Investors may access the call live by dialing 1-(888) 428-4478, and noting Conference ID # 728241. For interested parties not able to participate in the live call, a replay option will be available from approximately 2:30 p.m. (EST) on May 7, 2004 through 11:59 p.m. (EST) on May 14, 2004, at 1-800-475-6701, using the Conference ID number 728241.

NON-GAAP FINANCIAL MEASURES

All references in this release and attachments to “adjusted EBITDA” are references to a non-GAAP financial measure, as defined under SEC rules. Management believes that the use of this measure allows investors and stakeholders to analyze and compare the Company’s performance in a more meaningful and consistent manner. See the attached table 5 for a reconciliation of adjusted EBITDA to the most directly comparable GAAP measure.

♦♦♦

Sunterra is one of the world’s largest vacation ownership companies with approximately 300,000 owner member families and 94 affiliated resort locations throughout the continental United States and Hawaii, Canada, Europe, the Caribbean and Mexico. Sunterra press releases are available at www.prnewswire.com, and additional news and information on Sunterra can be found at www.sunterra.com.

♦♦♦

Statements about future results made in this release, and the statements attached hereto, constitute forward-looking statements within the meaning of the Private Securities Litigation Reform Act of 1995. These statements are based on current expectations and the current economic environment. The Company cautions that these statements are not guarantees of future performance. Actual results may differ materially from those expressed or implied in the forward-looking statements. Important assumptions and other important factors that could cause actual results to differ materially include those specified in the Company’s Annual Report on Form 10-K under the heading “Risk Factors.”

INVESTOR CONTACT:

Bryan D. Coy

702-304-7005

investorrelations@sunterra.com

Table 1

Sunterra Corporation and Subsidiaries

SUMMARY DATA SHEET

(Amounts in thousands, except per share data)

Income Statement Items	First Quarter
	2004		2003	$ Change	% Change
Vacation Interest revenues	$52,335		$40,797	$11,538	28.3%
Total revenues	$76,091		$63,748	$12,343	19.4%
Adjusted EBITDA [1]	$7,723	[1]	$5,041 [1]	$2,682	53.2%
Net income (loss)	$697		$(6,680)	$7,377	*
Common shares outstanding	20,000		20,000	*	*
Adjusted EBITDA [1] per share	$0.39		$0.25	$0.14	56.0%
Net income (loss) per share	$0.03		$(0.33)	$0.36	*

Balance Sheet Items as of	03/31/2004	12/31/2003
Unrestricted cash and cash equivalents	$18,465	$21,305
Mortgages and contracts receivable, net	230,236	182,822
Unsold Vacation Interests, net	139,614	136,599
Goodwill and intangible assets	64,688	62,811
Borrowings under line of credit agreements	209,177	245,725
Senior subordinated convertible notes	95,000	—
Accounts payable and accrued liabilities	119,301	103,011
Deferred revenues	103,855	94,822
Stockholders' equity	$207,005	$203,578

Cash Flow Items	First Quarter
	2004	2003
Net cash provided by (used in) operating activities	$4,114	$(1,632)
Net cash (used in) provided by investing activities	(60,202)	9,029
Net cash provided by (used in) financing activities	54,016	(15,341)
Cash paid for interest, net of capitalized interest	3,645	3,422
Cash paid for income taxes, net of refunds	$705	$2,425

*	Not meaningful

[1]	See table 5 for the underlying reconciliation of this non-GAAP financial measure to the most directly comparable GAAP measure.

Table 2

Sunterra Corporation and Subsidiaries

Consolidated Statements of Operations

(Amounts in thousands, except per share data)

(Unaudited)

	Three Months Ended March 31,
	2004	2003
REVENUES
Vacation Interest	$52,335	$40,797
Resort rental	4,384	3,923
Management services	8,175	7,552
Interest	6,920	6,489
Other	4,277	4,987

Total revenues	76,091	63,748

COSTS AND OPERATING EXPENSES
Vacation Interest cost of sales	10,744	7,703
Advertising, sales and marketing	31,834	25,674
Vacation Interest carrying costs	5,920	4,296
Provision for doubtful accounts and loan losses	2,586	782
Loan portfolio	1,335	2,819
General and administrative	19,058	19,067
(Gain) loss on sales of assets	(3,144)	106
Depreciation and amortization	2,271	2,972
Interest	6,131	5,960
Reorganization and restructuring, net	—	1,199

Total costs and operating expenses	76,735	70,578

Income from investments in joint ventures	1,121	814

Income (loss) before provision for (benefit from) income taxes	477	(6,016)
Provision for (benefit from) income taxes	(220)	664

Net income (loss)	$697	$(6,680)

Income (loss) per share:

Basic and diluted	$0.03	$(0.33)

Weighted-average number of common shares outstanding	20,000	20,000

Table 3

Sunterra Corporation and Subsidiaries

Consolidated Balance Sheets

(amounts in thousands)

(Unaudited)

	March 31, 2004	December 31, 2003
ASSETS
Cash and cash equivalents	$18,465	$21,305
Cash in escrow and restricted cash	75,044	63,266
Mortgages and contracts receivable, net	230,236	182,822
Retained interests in mortgages receivable sold	19,847	19,637
Due from related parties, net	9,000	4,514
Other receivables, net	39,455	19,644
Prepaid expenses and other assets, net	48,461	37,660
Assets held for sale	1,953	11,953
Investment in joint ventures	21,335	20,702
Unsold Vacation Interests, net	139,614	136,599
Property and equipment, net	71,320	73,140
Goodwill	63,588	61,616
Intangible and other assets, net	1,100	1,195

Total assets	$739,418	$654,053

LIABILITIES AND STOCKHOLDERS’ EQUITY
Borrowings under line of credit agreements	$209,177	$245,725
Senior subordinated convertible notes	95,000	—
Accounts payable	11,047	7,056
Accrued liabilities	108,254	95,955
Income taxes payable	2,978	3,716
Deferred revenues	103,855	94,822
Notes payable	2,102	3,201

Total liabilities	$532,413	$450,475

Stockholders’ Equity
Common stock	$185	$185
Additional paid-in capital	297,149	296,709
Accumulated deficit	(102,825)	(103,522)
Accumulated other comprehensive income	12,496	10,206

Total stockholders’ equity	207,005	203,578

Total liabilities and stockholders’ equity	$739,418	$654,053

Table 4

Sunterra Corporation and Subsidiaries

Consolidated Statements of Cash Flows

(Amounts in thousands)

(Unaudited)

	Three Months Ended March 31,
	2004	2003
Operating activities:
Net income (loss)	$697	$(6,680)
Adjustments to reconcile net income (loss) to net cash provided by (used in) operating activities:
Depreciation and amortization	2,271	2,972
Provision for doubtful accounts and loan losses	2,586	782
Amortization of capitalized financing costs, deferred loan and contract origination costs and other	3,809	3,052
Income from investments in joint ventures	(1,121)	(814)
(Gain) loss on sales of assets	(3,144)	106
Loss on foreign currency	1,008	—
Changes in retained interests in mortgages receivable sold	(210)	(331)
Changes in operating assets and liabilities:
Cash in escrow and restricted cash	(10,504)	(11,789)
Mortgages and contracts receivable	(7,591)	4,608
Due from related parties, net	(3,553)	(211)
Other receivables, net	(6,144)	(4,224)
Prepaid expenses and other assets, net	(1,949)	(599)
Unsold Vacation Interests, net	6,234	3,657
Accounts payable	3,910	(2,528)
Accrued liabilities	9,578	7,437
Income taxes payable	(841)	(1,758)
Deferred revenues	9,078	4,688

Net cash provided by (used in) operating activities	4,114	(1,632)

Investing activities:
Proceeds from sale of assets	—	199
Capital expenditures	(2,514)	(1,956)
Purchase of Epic mortgages and contracts receivable	(43,915)	—
Purchase of Thurnham Leisure Group	(3,835)	—
Purchase of U.S. government securities pledged under bond indentures	(10,426)	—
Change in intangible and other assets, net	—	157
Distributions from investments in joint ventures	488	10,629

Net cash (used in) provided by investing activities	(60,202)	9,029

Financing activities:
Borrowings under line of credit agreements	48,857	—
Payments of debt issuance costs	(3,337)	—
Proceeds from issuance of notes payable	4	—
Proceeds from issuance of senior subordinated convertible notes	95,000	—
Payments under line of credit agreements	(85,405)	(14,950)
Payments on notes payable	(1,103)	(391)

Net cash provided by (used in) financing activities	54,016	(15,341)

Effect of changes in exchange rates on cash and cash equivalents	(768)	449

Net decrease in cash and cash equivalents	(2,840)	(7,495)
Cash and cash equivalents, beginning of period	21,305	22,960

Cash and cash equivalents, end of period	$18,465	$15,465

Table 5

Sunterra Corporation and Subsidiaries

Reconciliation of Adjusted EBITDA to Net Income (loss)

(amounts in thousands)

(Unaudited)

	Three Months Ended March 31,
	2004	2003
Net income (loss)	$697	$(6,680)

Interest expense, including amortization of deferred financing fees	6,131	5,960
Provision for (benefit from) income taxes	(220)	664
Depreciation and amortization	2,271	2,972
Amortization of capitalized loan origination costs and portfolio premium	980	820
Reorganization and restructuring expenses, net	—	1,199
(Gain) loss on sales of assets	(3,144)	106
Loss on foreign currency	1,008	—

ADJUSTED EBITDA	$7,723	$5,041